UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

FREEDOM FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3058 East Elm Street, Springfield, MO 65802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (417) 866-6600

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 9, 2008 the Company purchased at book value substantially all of the assets, consisting primarily of sub-prime auto loans, of its wholly owned subsidiary, T.C.G. - The Credit Group, Inc., located in Winnipeg, Manitoba, Canada. The Company has ceased operations in Canada and will focus exclusively on the sub-prime auto market in the Midwest United States.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.

Date: May 13, 2008	By:	/s/ Jerald L. Fenstermaker

President and Chief Executive Officer